UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 15, 2021

Santander Holdings USA, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-16581 (Commission File Number)	23-2453088 (I.R.S. Employer Identification Number)

75 State Street
Boston, Massachusetts 02109
(Address of principal executive offices) (Zip Code)

(617) 346-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01	Regulation FD Disclosure

On July 15, 2021, Santander Holdings USA, Inc. (the “Company”) announced that it had entered into an agreement to acquire Amherst Pierpont Securities LLC (“Amherst Pierpont”), a New York-based market-leading independent fixed income broker-dealer.  Upon consummation of the transaction, Amherst Pierpont would become a wholly-owned subsidiary of the Company. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference for purposes of this Section 7.01.
Cautionary Statement Regarding Forward-Looking Statements
This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” “hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, risks related to the COVID-19 pandemic on the global economy and financial markets, the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the acquisition that could reduce the anticipated benefits of or cause the parties to abandon the acquisition, the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition, the risk that the parties may not be able to satisfy the conditions to completion of the acquisition, the risk of any unexpected costs or expenses resulting from the acquisition, the risk of loss by Amherst Pierpont of customers, employees or business as a result of the announcement or pendency of the acquisition, risks relating to the ongoing operation of the Amherst Pierpont business following the completion of the transaction, and the risks and uncertainties described in our filings with securities regulators. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this filing. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Readers are cautioned not to place undue reliance on our forward-looking statements, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this filing, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1	Press Release, dated July 15, 2021.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANTANDER HOLDINGS USA, INC. (Registrant)
	By:	/s/ Gerard A. Chamberlain
Gerard A. Chamberlain Title: Senior Deputy General Counsel and Executive Vice President
Date: July 15, 2021